Exhibit 24.1
POWER OF ATTORNEY
(Form 10-K)
     The undersigned hereby constitutes and appoints each of Gregory J. Witherspoon and Vicki A. Piersall his true and lawful attorney and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign the Annual Report on Form 10-K of Schnitzer Steel Industries, Inc. for the year ended August 31, 2006 and any and all amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto each attorney and agent full power and authority to do any and all acts and things necessary or advisable to be done, as fully and to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that the attorney and agent or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Dated: October 30, 2006

/s/ John D. Carter

JOHN D. CARTER

POWER OF ATTORNEY
(Form 10-K)
     The undersigned hereby constitutes and appoints each of John D. Carter, Gregory J. Witherspoon and Vicki A. Piersall his true and lawful attorney and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign the Annual Report on Form 10-K of Schnitzer Steel Industries, Inc. for the year ended August 31, 2006 and any and all amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto each attorney and agent full power and authority to do any and all acts and things necessary or advisable to be done, as fully and to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that the attorney and agent or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Dated: November 1, 2006

/s/ Robert S. Ball

ROBERT S. BALL

POWER OF ATTORNEY
(Form 10-K)
     The undersigned hereby constitutes and appoints each of John D. Carter, Gregory J. Witherspoon and Vicki A. Piersall his true and lawful attorney and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign the Annual Report on Form 10-K of Schnitzer Steel Industries, Inc. for the year ended August 31, 2006 and any and all amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto each attorney and agent full power and authority to do any and all acts and things necessary or advisable to be done, as fully and to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that the attorney and agent or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Dated: October 30, 2006

/s/ William A. Furman

WILLIAM FURMAN

POWER OF ATTORNEY
(Form 10-K)
     The undersigned hereby constitutes and appoints each of John D. Carter, Gregory J. Witherspoon and Vicki A. Piersall his true and lawful attorney and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign the Annual Report on Form 10-K of Schnitzer Steel Industries, Inc. for the year ended August 31, 2006 and any and all amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto each attorney and agent full power and authority to do any and all acts and things necessary or advisable to be done, as fully and to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that the attorney and agent or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Dated: November 6, 2006

/s/ Scott Lewis

SCOTT LEWIS

POWER OF ATTORNEY
(Form 10-K)
     The undersigned hereby constitutes and appoints each of John D. Carter, Gregory J. Witherspoon and Vicki A. Piersall his true and lawful attorney and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign the Annual Report on Form 10-K of Schnitzer Steel Industries, Inc. for the year ended August 31, 2006 and any and all amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto each attorney and agent full power and authority to do any and all acts and things necessary or advisable to be done, as fully and to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that the attorney and agent or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Dated: October 31, 2006

/s/ Kenneth M. Novack

KENNETH M. NOVACK

POWER OF ATTORNEY
(Form 10-K)
     The undersigned hereby constitutes and appoints each of John D. Carter, Gregory J. Witherspoon and Vicki A. Piersall her true and lawful attorney and agent, with full power of substitution and resubstitution, for her and in her name, place and stead, in any and all capacities, to sign the Annual Report on Form 10-K of Schnitzer Steel Industries, Inc. for the year ended August 31, 2006 and any and all amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto each attorney and agent full power and authority to do any and all acts and things necessary or advisable to be done, as fully and to all intents and purposes as she might or could do in person, hereby ratifying and confirming all that the attorney and agent or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Dated: November 1, 2006

/s/ Jean S. Reynolds

JEAN REYNOLDS

POWER OF ATTORNEY
(Form 10-K)
     The undersigned hereby constitutes and appoints each of John D. Carter, Gregory J. Witherspoon and Vicki A. Piersall her true and lawful attorney and agent, with full power of substitution and resubstitution, for her and in her name, place and stead, in any and all capacities, to sign the Annual Report on Form 10-K of Schnitzer Steel Industries, Inc. for the year ended August 31, 2006 and any and all amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto each attorney and agent full power and authority to do any and all acts and things necessary or advisable to be done, as fully and to all intents and purposes as she might or could do in person, hereby ratifying and confirming all that the attorney and agent or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Dated: November 2, 2006

/s/ Jill Schnitzer Edelson

JILL SCHNITZER EDELSON

POWER OF ATTORNEY
(Form 10-K)
     The undersigned hereby constitutes and appoints each of John D. Carter, Gregory J. Witherspoon and Vicki A. Piersall his true and lawful attorney and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign the Annual Report on Form 10-K of Schnitzer Steel Industries, Inc. for the year ended August 31, 2006 and any and all amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto each attorney and agent full power and authority to do any and all acts and things necessary or advisable to be done, as fully and to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that the attorney and agent or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Dated: October 30, 2006

/s/ Ralph R. Shaw

RALPH SHAW

POWER OF ATTORNEY
(Form 10-K)
     The undersigned hereby constitutes and appoints each of John D. Carter, Gregory J. Witherspoon and Vicki A. Piersall his true and lawful attorney and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign the Annual Report on Form 10-K of Schnitzer Steel Industries, Inc. for the year ended August 31, 2006 and any and all amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto each attorney and agent full power and authority to do any and all acts and things necessary or advisable to be done, as fully and to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that the attorney and agent or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Dated: October 31, 2006

/s/ Judith Johansen

JUDITH JOHANSEN

POWER OF ATTORNEY
(Form 10-K)
     The undersigned hereby constitutes and appoints each of John D. Carter, Gregory J. Witherspoon and Vicki A. Piersall his true and lawful attorney and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign the Annual Report on Form 10-K of Schnitzer Steel Industries, Inc. for the year ended August 31, 2006 and any and all amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto each attorney and agent full power and authority to do any and all acts and things necessary or advisable to be done, as fully and to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that the attorney and agent or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Dated: October 31, 2006

/s/ Mark L. Palmquist

MARK L. PALMQUIST

POWER OF ATTORNEY
(Form 10-K)
     The undersigned hereby constitutes and appoints each of John D. Carter, Gregory J. Witherspoon and Vicki A. Piersall his true and lawful attorney and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign the Annual Report on Form 10-K of Schnitzer Steel Industries, Inc. for the year ended August 31, 2006 and any and all amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto each attorney and agent full power and authority to do any and all acts and things necessary or advisable to be done, as fully and to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that the attorney and agent or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Dated: October 31, 2006

/s/ William Larsson

WILLIAM LARSSON